SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) August 1, 2001
                                  --------------




                           GENERAL MOTORS CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                        Identification No.)




300 Renaissance Center, Detroit, Michigan                    48265-3000
--------------------------------------------                 ----------
  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313) 556-5000
                                                         --------------

ITEM 5.  OTHER ITEMS

On August 1, 2001, General Motors Corporation (GM) issued a news release announcing July production results and third quarter forecast. The release is as follows:

         GM Continues to Build Momentum in Truck Sales: SUVs on Pace to
                          Set All-Time Industry Record

                  -  Industry on Pace for Third-Best All-Time Sales
                  -  GM Truck Sales Up 2%; Passenger Cars Down 19%
                  -  Overall July Sales Down 9%

         GM Announces July Production Results and Third Quarter Forecast

      DETROIT -- General Motors dealers sold 360,881 new cars and trucks in July in the United States, a 9 percent decline from July 2000.

      "As expected industry sales continued to moderate in July especially when compared with last year's record results but the market is on track for the industry's third-best sales year," said Bill Lovejoy, group vice president of North America Vehicle Sales, Service and Marketing. "GM's industry leading lineup of truck brands continued to build momentum in an intensely competitive market where product quality, improved productivity and outstanding efforts by our dealers to satisfy customers are keys to our success. However, GM sales in July were negatively impacted by lower passenger car stocks in dealer inventories."

GM Sales Highlights
-------------------
      GM continued to gain momentum in truck sales led by midsize utilities, full-size utilities and full-size pickups. The strongest results in July came once again from sport utility vehicle (SUV) sales, putting GM on pace to set an all-time industry SUV calendar year sales record. GM's total utility sales of 74,319 and medium utility sales of 32,766 are both records for July. GM's full-size utilities and full-size pickups continued to post impressive sales numbers, 37,548 and 67,313 respectively. Cadillac Escalade had another strong month helping GM again lead the industry in full-size utilities. GM's all-new midsize SUV lineup, the Chevrolet TrailBlazer, GMC Envoy and Oldsmobile Bravada all saw sales build significantly in July.

      As the second half continues to unfold, GM expects to accelerate its strong truck sales performance as new and innovative entries Buick Rendezvous, Chevrolet Avalanche and Cadillac Escalade increase in availability.

--------------------------------------------------------------------------------
July Sales Records
------------------

Best July Ever                             CYTD Records
--------------                             ------------
o     Chevrolet Impala                     o     Chevrolet Impala
o     Saab 9-5                             o     Oldsmobile Aurora
o     GM Utilities                         o     GM Utilities
o     GM Midsize Utilities                 o     Chevrolet Utilities
o     Chevrolet Tahoe                      o     GMC Utilities
o     Chevrolet Trucks                     o     Chevrolet Tracker
o     GMC Yukon and Yukon XL               o     GM Midsize Utilities
o     GMC Utilities                        o     GM Full-Size Utilities
                                           o     Chevrolet Suburban
                                           o     Chevrolet Tahoe
                                           o     GMC Yukon
                                           o     GMC Yukon XL


--------------------------------------------------------------------------------





GM Announces July and 3rd-Quarter 2001 Estimate
-----------------------------------------------

      In July, GM produced 281,000 vehicles (127,000 cars and 154,000 trucks) in North America, up from 259,000 vehicles (139,000 cars and 120,000 trucks) produced in July 2000. (Production totals include joint venture production of 5,500 vehicles in July 2001 and 8,000 vehicles in July 2000.)

      GM announced that the third-quarter production estimate will be revised down to 1.230 million vehicles (567,000 cars and 663,000 trucks) from 1.235 million vehicles (572,000 cars and 663,000 trucks). It is a 6.7 percent decline from the 1.319 million vehicles (689,000 cars and 630,000 trucks) GM produced in the third quarter of 2000.

      The forecast change was caused by an overbuild of vehicles in the second quarter and the slowing of the market in July.

      GM also announced the following production estimates for its international regions:

      - GM Europe - The third-quarter estimate is 387,000, up from the previous estimate of 385,000 vehicles.

      - GM Asia Pacific - The third-quarter estimate is 81,000 vehicles, up from the previous estimate of 77,000.

      - GM Latin America, Africa and the Middle East - The third-quarter estimate is 157,000 vehicles, down from the previous estimate of 166,000.

Note: GM sales and production results are available on GM Media Online at http://media.gm.com by clicking on the Sales/Production icon.
-------------------

In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgement on what the future may hold, and we believe these judgements are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page II-20) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.

                                      # # #



                                                  2-1P
                                     GM Car Deliveries - (United States)
                                                July 2001
---------------------------------------------------------------------------
                                                   Calendar Year-to-Date
                         (1)      July                 January - July
                         --------------------------------------------------
                                          %Chg
                           2001    2000  per S/D    2001      2000    %Chg
                         --------------------------------------------------
       Selling Days (S/D)  25      25
---------------------------------------------------------------------------
Century                   11,893   9,402   26.5    76,696     91,561  -16.2
LeSabre                   13,905  10,850   28.2    83,463     83,257    0.2
Park Avenue                2,483   3,623  -31.5    20,623     27,851  -26.0
Regal                      4,508   4,636   -2.8    29,881     39,350  -24.1
Riviera                        0       1  ***.*         2         39  -94.9
      Buick Total         32,789  28,512   15.0   210,665    242,058  -13.0
---------------------------------------------------------------------------
Catera                     1,200   2,270  -47.1     7,448     11,185  -33.4
DeVille                    8,420   7,588   11.0    52,904     63,729  -17.0
Eldorado                   1,339     878   52.5     5,264      6,536  -19.5
Seville                    2,018   2,025   -0.3    14,132     15,943  -11.4
     Cadillac Total       12,977  12,761    1.7    79,748     97,393  -18.1
---------------------------------------------------------------------------
Camaro                     2,573   3,476  -26.0    19,658     26,402  -25.5
Cavalier                  12,331  24,144  -48.9   143,792    145,519   -1.2
Corvette                   2,000   1,598   25.2    18,022     17,947    0.4
Impala                    17,282  17,197    0.5   117,670    107,995    9.0
Lumina                        69   2,492  -97.2    17,535     24,629  -28.8
Malibu                    11,587  19,615  -40.9   114,920    135,126  -15.0
Metro                         14     907  -98.5     6,456     21,855  -70.5
Monte Carlo                5,739   4,732   21.3    41,300     42,593   -3.0
Prizm                      2,984   5,047  -40.9    34,002     32,299    5.3
    Chevrolet Total       54,579  79,208  -31.1   513,355    554,365   -7.4
---------------------------------------------------------------------------
Alero                      7,753   9,477  -18.2    73,357     80,255   -8.6
Aurora                     1,414   2,730  -48.2    16,781     14,690   14.2
Cutlass                        0      45  ***.*        16      1,112  -98.6
Cutlass Supreme                0       0  ***.*         0          0  ***.*
Eighty Eight                   0       6  ***.*         3        435  -99.3
Intrigue                   3,521   4,615  -23.7    25,438     38,554  -34.0
    Oldsmobile Total      12,688  16,873  -24.8   115,595    135,046  -14.4
---------------------------------------------------------------------------
Bonneville                 5,035   5,120   -1.7    29,540     35,945  -17.8
Firebird                   1,958   2,653  -26.2    14,355     19,911  -27.9
Grand Am                  15,865  18,013  -11.9   113,130    131,097  -13.7
Grand Prix                12,177  13,536  -10.0    72,956     92,364  -21.0
Sunfire                    4,422   6,657  -33.6    48,328     51,645   -6.4
     Pontiac Total        39,457  45,979  -14.2   278,309    330,962  -15.9
---------------------------------------------------------------------------
900                            0       4  ***.*         0         56  ***.*
9000                           0       1  ***.*         0         18  ***.*
9-3                        1,251   2,286  -45.3    11,051     12,115   -8.8
9-5                        2,113   1,564   35.1     9,065      9,191   -1.4
       Saab Total          3,364   3,855  -12.7    20,116     21,380   -5.9
---------------------------------------------------------------------------
Saturn EV1                     0      28  ***.*         0       237   ***.*
Saturn L Series            6,951  10,338  -32.8    64,350    58,471    10.1
Saturn S Series            8,425  13,580  -38.0   101,984   110,389    -7.6
      Saturn Total        15,376  23,946  -35.8   166,334   169,097    -1.6
---------------------------------------------------------------------------
        GM Total         171,230 211,134  -18.9 1,384,122  1,550,301 -10.7
---------------------------------------------------------------------------
                GM Car Deliveries by Production Source
---------------------------------------------------------------------------
GM North America *       166,666 205,009  -18.7 1,356,558  1,517,736  -10.6
--------------------------------------------------------------------------
GM Import                  4,564   6,125  -25.5    27,564     32,565  -15.4
---------------------------------------------------------------------------
        GM Total         171,230 211,134  -18.9 1,384,122  1,550,301  -10.7
---------------------------------------------------------------------------
* Includes U.S./Canada/Mexico


                                                   2-1P
                                     GM Car Deliveries - (United States)
                                                July 2001
---------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                         (1)      July                 January - July
                         --------------------------------------------------
                                         %Chg
                          2001    2000  per S/D    2001      2000    %Chg
                         --------------------------------------------------
       Selling Days (S/D)  25      25
---------------------------------------------------------------------------
     GM Car Deliveries by Production Source and Marketing Division
---------------------------------------------------------------------------
Buick Total               32,789  28,512   15.0   210,665    242,058  -13.0
Cadillac Total            11,777  10,491   12.3    72,300     86,208  -16.1
Chevrolet Total           54,579  79,208  -31.1   513,355    554,365   -7.4
Oldsmobile Total          12,688  16,873  -24.8   115,595    135,046  -14.4
Pontiac Total             39,457  45,979  -14.2   278,309    330,962  -15.9
Saturn Total              15,376  23,946  -35.8   166,334    169,097   -1.6
     GM North America
       Total             166,666 205,009  -18.7 1,356,558  1,517,736  -10.6
---------------------------------------------------------------------------
Cadillac Total             1,200   2,270  -47.1     7,448     11,185  -33.4
Saab Total                 3,364   3,855  -12.7    20,116     21,380   -5.9
     GM Import Total       4,564   6,125  -25.5    27,564     32,565  -15.4
---------------------------------------------------------------------------
              GM Vehicle Deliveries by Marketing Division
---------------------------------------------------------------------------
Buick Total               35,529  28,512   24.6   217,045    242,058  -10.3
Cadillac Total            14,868  14,439    3.0    94,256    112,178  -16.0
Chevrolet Total          189,550 214,322  -11.6 1,536,675  1,611,144   -4.6
GMC Total                 37,939  39,602   -4.2   306,563    328,623   -6.7
Hummer Total                  58      71  -18.3       479        596  -19.6
Oldsmobile Total          17,198  21,755  -20.9   153,483    179,424  -14.5
Other-Isuzu Total            771       0  ***.*     9,343          0  ***.*
Pontiac Total             46,228  50,685   -8.8   327,626    370,864  -11.7
Saab Total                 3,364   3,855  -12.7    20,116     21,380   -5.9
Saturn Total              15,376  23,946  -35.8   166,334    169,097   -1.6
     GM Total            360,881 397,187   -9.1 2,831,920  3,035,364   -6.7
---------------------------------------------------------------------------
* Includes US/Canada/Mexico




                                                   3-1P
                                   GM Truck Deliveries - (United States)
                                   July 2001
---------------------------------------------------------------------------
                                           Calendar Year-to-Date
                    (1)      July                 January - July
                    -------------------------------------------------------
                                         %Chg
                          2001    2000  per S/D    2001      2000    %Chg
---------------------------------------------------------------------------
  Selling Days (S/D)       25      25
---------------------------------------------------------------------------
Rendezvous                 2,740       0  ***.*     6,380          0  ***.*
    Total Buick            2,740       0  ***.*     6,380          0  ***.*
---------------------------------------------------------------------------
Escalade                   1,891   1,678   12.7    14,508     14,785   -1.9
  Total Cadillac           1,891   1,678   12.7    14,508     14,785   -1.9
---------------------------------------------------------------------------
Astro                      4,350   6,803  -36.1    38,288     63,458  -39.7
C/K Suburban(Chevy)       10,466   9,696    7.9    84,244     77,957    8.1
Chevy C/T Series             456     619  -26.3     3,963      5,587  -29.1
Chevy P Models & Mtr Hms      23      22    4.5        58        484  -88.0
Chevy W Series               128     180  -28.9     1,206      1,290   -6.5
Express Cutaway/G Cut      1,520   1,496    1.6     8,861     12,764  -30.6
Express Panel/G Van        5,562   5,297    5.0    39,331     46,476  -15.4
Express/G Sportvan         1,266   1,516  -16.5    10,208      9,510    7.3
S/T Blazer                 7,741  19,498  -60.3   106,794    145,247  -26.5
S/T Pickup                10,749  20,354  -47.2    97,779    137,090  -28.7
Tahoe                     15,020  10,139   48.1   112,076     83,030   35.0
Tracker                    4,005   4,350   -7.9    32,071     29,738    7.8
TrailBlazer               12,548       0  ***.*    31,821          0  ***.*
Venture                    7,796   6,850   13.8    55,529     61,263   -9.4
 ...........................................................................
     Avalanche             5,186       0  ***.*     9,419          0  ***.*
     Silverado-C/K
       Pickup             48,155  48,294   -0.3   391,672    382,885    2.3
Chevrolet Fullsize
       Pickup             53,341  48,294   10.5   401,091    382,885    4.8
 ...........................................................................
  Chevrolet Total        134,971 135,114   -0.1 1,023,320  1,056,779   -3.2
---------------------------------------------------------------------------
C/K Suburban(GMC)              0      85  ***.*        30      4,587  -99.3
Envoy                      4,789       0  ***.*    17,530          0  ***.*
GMC C/T Series               726   1,609  -54.9     8,406     15,983  -47.4
GMC W Series                 188     280  -32.9     2,464      2,718   -9.3
P Models & Mtr Hms(GMC)        2       9  -77.8        14        402  -96.5
S/T Jimmy                  1,440   6,538  -78.0    26,631     49,000  -45.7
Safari (GMC)               1,562   2,177  -28.2    12,455     21,950  -43.3
Savana Panel/G Classic     1,687   2,068  -18.4    15,292     19,726  -22.5
Savana Special/G Cut         496     361   37.4     7,524      6,377   18.0
Savana/Rally                 209     278  -24.8     1,620      2,366  -31.5
Sierra                    13,972  14,421   -3.1   110,185    115,488   -4.6
Sonoma                     2,755   5,324  -48.3    25,156     31,617  -20.4
Yukon                      5,291   3,400   55.6    42,359     31,976   32.5
Yukon XL                   4,822   3,052   58.0    36,897     26,433   39.6
     GMC Total            37,939  39,602   -4.2   306,563    328,623   -6.7
---------------------------------------------------------------------------
Hummer H1                     58      71  -18.3       479        596  -19.6
   Hummer Total               58      71  -18.3       479        596  -19.6
---------------------------------------------------------------------------
Bravada                    1,826   2,282  -20.0    13,711     20,017  -31.5
Silhouette                 2,684   2,600    3.2    24,177     24,361   -0.8
 Oldsmobile Total          4,510   4,882   -7.6    37,888     44,378  -14.6
---------------------------------------------------------------------------
Other-Isuzu F Series         172       0  ***.*     1,398          0  ***.*
Other-Isuzu N Series         599       0  ***.*     7,945          0  ***.*
 Other-Isuzu Total           771       0  ***.*     9,343          0  ***.*
---------------------------------------------------------------------------
Aztek                      1,682     297  466.3    18,201        297  ***.*
Montana                    5,089   4,405   15.5    31,116     39,572  -21.4
Trans Sport                    0       4  ***.*         0         33  ***.*
   Pontiac Total           6,771   4,706   43.9    49,317     39,902   23.6
---------------------------------------------------------------------------
     GM Total            189,651 186,053    1.9 1,447,798  1,485,063   -2.5
---------------------------------------------------------------------------
            GM TRUCK Deliveries by Production Source
---------------------------------------------------------------------------
GM North America *       188,884 185,715    1.7 1,438,747  1,482,330   -2.9
---------------------------------------------------------------------------
GM Import                    767     338  126.9     9,051      2,733  231.2
---------------------------------------------------------------------------
     GM Total            189,651 186,053    1.9 1,447,798  1,485,063   -2.5
---------------------------------------------------------------------------
      GM Light Duty Truck Deliveries by Production Source
---------------------------------------------------------------------------
GM North America *       187,357 183,334    2.2 1,422,344  1,458,599   -2.5
---------------------------------------------------------------------------
GM Import                      0      0   ***.*         0          0  ***.*
---------------------------------------------------------------------------
     GM Total            187,357 183,334    2.2 1,422,344  1,458,599   -2.5
---------------------------------------------------------------------------
* Includes U.S./Canada/Mexico


                                                   3-1P
                                   GM Truck Deliveries - (United States)
                                   July 2001
---------------------------------------------------------------------------
                                           Calendar Year-to-Date
                    (1)      July                 January - July
                    -------------------------------------------------------
                                         %Chg
                          2001    2000  per S/D    2001      2000    %Chg
---------------------------------------------------------------------------
  Selling Days (S/D)       25      25
---------------------------------------------------------------------------
         GM TRUCK Deliveries by Production Source and Marketing Division
---------------------------------------------------------------------------
Buick Total                2,740       0  ***.*     6,380          0  ***.*
Cadillac Total             1,891   1,678   12.7    14,508     14,785   -1.9
Chevrolet Total          134,874 134,977   -0.1 1,022,507  1,055,861   -3.2
GMC Total                 37,820  39,401   -4.0   305,159    326,808   -6.6
Hummer Total                  58      71  -18.3       479        596  -19.6
Oldsmobile Total           4,510   4,882   -7.6    37,888     44,378  -14.6
Other-Isuzu Total            220       0  ***.*     2,509          0  ***.*
Pontiac Total              6,771   4,706   43.9    49,317     39,902   23.6
    GM North America
      Total              188,884 185,715    1.7 1,438,747  1,482,330   -2.9
---------------------------------------------------------------------------
Chevrolet Total               97     137  -29.2       813        918  -11.4
GMC Total                    119     201  -40.8     1,404      1,815  -22.6
Other-Isuzu Total            551       0  ***.*     6,834          0  ***.*
    GM Import Total          767     338  126.9     9,051      2,733  231.2
---------------------------------------------------------------------------
      GM Light Truck Deliveries by Production Source and Marketing Division
---------------------------------------------------------------------------
Buick Total                2,740       0  ***.*     6,380          0  ***.*
Cadillac Total             1,891   1,678   12.7    14,508     14,785   -1.9
Chevrolet Total          134,364 134,293    0.1 1,018,093  1,049,418   -3.0
GMC Total                 37,023  37,704   -1.8   295,679    309,520   -4.5
Hummer Total                  58      71  -18.3       479        596  -19.6
Oldsmobile Total           4,510   4,882   -7.6    37,888     44,378  -14.6
Pontiac Total              6,771   4,706   43.9    49,317     39,902   23.6
    GM North America
      Ttoal              187,357 183,334    2.2 1,422,344  1,458,599   -2.5
---------------------------------------------------------------------------

          GM Light Truck Deliveries by Marketing Division
---------------------------------------------------------------------------
Buick Total                2,740       0  ***.*     6,380          0  ***.*
Cadillac Total             1,891   1,678   12.7    14,508     14,785   -1.9
Chevrolet Total          134,364 134,293    0.1 1,018,093  1,049,418   -3.0
GMC Total                 37,023  37,704   -1.8   295,679    309,520   -4.5
Hummer Total                  58      71  -18.3       479        596  -19.6
Oldsmobile Total           4,510   4,882   -7.6    37,888     44,378  -14.6
Pontiac Total              6,771   4,706   43.9    49,317     39,902   23.6
    GM Total             187,357 183,334    2.2 1,422,344  1,458,599   -2.5
---------------------------------------------------------------------------
* Includes US/Canada/Mexico



Detroit - General Motors dealers in the United States today reported the following vehicle sales:
-------------------------------------------------------------------------------

                                                      Calendar Year-to-Date
                                 July                    January - July
                      ---------------------------------------------------------
 Curr S/D:   25                           % Chg
 Prev S/D:   25         2001     2000    per S/D    2001       2000     % Chg
-------------------------------------------------------------------------------
Vehicle Total          360,881   397,187   -9.1   2,831,920  3,035,364   -6.7
-------------------------------------------------------------------------------
Car Total              171,230   211,134  -18.9   1,384,122  1,550,301  -10.7
-------------------------------------------------------------------------------
Truck Total            189,651   186,053    1.9   1,447,798  1,485,063   -2.5
-------------------------------------------------------------------------------
Light Truck Total      187,357   183,334    2.2   1,422,344  1,458,599   -2.5
-------------------------------------------------------------------------------
Light Vehicle Total    358,587   394,468   -9.1   2,806,466  3,008,900   -6.7
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
           Market Division
           Vehicle Total                               Calendar Year-to-Date
                                 July                    January - July
                      ---------------------------------------------------------
                                          % Chg
                        2001     2000    per S/D    2001       2000     % Chg
-------------------------------------------------------------------------------
Buick                   35,529    28,512   24.6     217,045    242,058  -10.3
Cadillac                14,868    14,439    3.0      94,256    112,178  -16.0
Chevrolet              189,550   214,322  -11.6   1,536,675  1,611,144   -4.6
GMC                     37,939    39,602   -4.2     306,563    328,623   -6.7
Hummer                      58        71  -18.3         479        596  -19.6
Oldsmobile              17,198    21,755  -20.9     153,483    179,424  -14.5
Other - Isuzu              771         0  ***.*       9,343          0  ***.*
Pontiac                 46,228    50,685   -8.8     327,626    370,864  -11.7
Saab                     3,364     3,855  -12.7      20,116     21,380   -5.9
Saturn                  15,376    23,946  -35.8     166,334    169,097   -1.6
-------------------------------------------------------------------------------


Sales of Domestically Produced Vehicles
-------------------------------------------------------------------------------
Car                    166,666   205,009  -18.7   1,356,558  1,517,736  -10.6
-------------------------------------------------------------------------------
Light Truck            187,357   183,334    2.2   1,422,344  1,458,599   -2.5
-------------------------------------------------------------------------------

Twenty-five selling days for the July period this year and twenty-five for last year.

*American Isuzu Motors, ;Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.

Please Note: The Light sub-totals will be different than reported the prior year due to the implementation of 2001 Segmention, which moved some Light Trucks to Medium.





                           GM Production Schedule - 8/01

                         GMNA                                         Total       Memo:
                 ---------------------                                            -----
Units 000s       Car*   Truck*   Total   GME**   GMLAAM    GMAP      Worldwide    NUMMI   CAMI
------------     ---------------------  ------   ------   ------     ---------    -----   ----

2001 Q3           567     663    1,230    387      157       81         1,855       11    15
O/(U) prior
forecast:@         (5)      0       (5)     2       (9)       4            (8)       0    (2)
------------     ---------------------  ------   ------   ------     ---------    -----   ----





                         GMNA                                         Total       Memo:
                 ---------------------                                            -----
Units 000s       Car*   Truck*   Total   GME**   GMLAAM    GMAP      Worldwide    NUMMI   CAMI
------------     ---------------------  ------   ------   ------     ---------    -----   ----

   1997
1st Qtr.          797     645    1,442    472      130       32         2,076       16    30
2nd Qtr.          809     650    1,459    521      162       33         2,175       17    29
3rd Qtr.          712     557    1,269    417      170       31         1,887       13    21
4th Qtr.          765     693    1,458    464      142       37         2,101       11    18
                 ----    ----   ------   ----     ----      ---        ------       --    --
    CY          3,083   2,545    5,628  1,873      604      133         8,238       57    98

   1998
1st Qtr.          673     702    1,375    424      146       36         1,981       16    10
2nd Qtr.          615     557    1,172    479      153       39         1,843        7    14
3rd Qtr.          592     410    1,002    440      137       37         1,616       11     3
4th Qtr.          819     691    1,510    522       89       36         2,157       12    18
                 ----    ----   ------   ----      ---      ---        ------       --    --
    CY          2,699   2,360    5,059  1,864      525      148         7,596       46    45

   1999
1st Qtr.          781     725    1,506    524       93       38         2,161       12    23
2nd Qtr.          760     795    1,555    533      110       25         2,223       12    23
3rd Qtr.          660     699    1,359    427      112       47         1,945       13    17
4th Qtr.          759     694    1,453    530       97       47         2,127       12    26
                 ----    ----    -----   ----      ---      ---        ------       --    --
    CY          2,960   2,913    5,873  2,014      412      157         8,456       49    89

   2000
1st Qtr.          746     775    1,521    572      118       40         2,251       13    24
2nd Qtr.          787     781    1,568    534      140       45         2,287       13    23
3rd Qtr.          689     630    1,319    374      151       53         1,897       12    22
4th Qtr.          670     694    1,364    513      135       47         2,059       12    23
                 ----    ----    -----   ----     ----      ---        ------       --    --
    CY          2,892   2,880    5,772  1,993      544      185         8,494       50    92

   2001
1st Qtr.          581     633    1,214    538      138       51         1,941       13    14
2nd Qtr.          638     726    1,364    491      165       64         2,084       13    16
3rd Qtr. #        567     663    1,230    387      157       81         1,855       11    15
                 ------------------------------------------------------------


      @ Numbers may vary due to rounding
      * NUMMI units included in GMNA Car, CAMI units included in GMNA Car and Truck figures.
     ** GME Production includes Saab back to 1999
      # Denotes estimate


Note: Beginning with Q1 2001, a reclassification has been made in the International regions to count vehicles as production in the region of final assembly. 1999 and 2000 data has been adjusted to reflect this reclassification.

This report is governed by the Safe Harbor language found in the Terms and Conditions on the GM Institutional Investor website.





                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENERAL MOTORS CORPORATION
                                            --------------------------
      August 1, 2001
      --------------
                                       By
                                            /s/Peter R. Bible
                                            --------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)